UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            June 1, 2010

HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Hi-Tech Pharmacal Co., Inc. (the “Company”) entered into a Revolving Credit Agreement, dated as of May 27, 2010, by and between the Company and JPMorgan Chase (the “Lender”) (the “Revolving Credit Agreement”) effective as of June 1, 2010.  The Revolving Credit Agreement permits the Company to borrow up to $10,000,000 for, among other things within certain sublimits, general corporate purposes, acquisitions, research and development projects and future stock repurchase programs.  Loans shall bear interest at a rate equal to, at the Company’s option, in the case of a CB Floating Rate Loan, as defined in the Revolving Credit Agreement, the Prime Rate, as defined in the Revolving Credit Agreement; provided that, the CB Floating Rate shall never be less than the Adjusted One Month LIBOR Rate, or for a LIBOR Loan, at a rate equal to the Adjusted LIBOR Rate plus the Applicable Margin, as such terms are defined in the Revolving Credit Agreement.  The Revolving Credit Agreement contains covenants customary for agreements of this type, including covenants relating to a liquidity ratio, a debt service coverage ratio and a minimum consolidated net income.  Borrowings under the Revolving Credit Agreement mature on May 27, 2013.

If an event of default under the Revolving Credit Agreement shall occur and be continuing, the commitments under the Revolving Credit Agreement may be terminated and the principal amount outstanding under the Revolving Credit Agreement, together with all accrued unpaid interest and other amounts owing under the Revolving Credit Agreement and related loan documents, may be declared immediately due and payable.

The foregoing summary of the Revolving Credit Agreement is qualified in its entirety by reference to the text of the Revolving Credit Agreement, which is included as Exhibit 10.5 hereto and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company entered into the Revolving Credit Agreement, as of May 27, 2010,  effective as of June 1, 2010, the material terms and conditions of which are described in Item 1.01 of this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.5	Revolving Credit Agreement, dated as of May 27, 2010, between Hi-Tech Pharmacal Co., Inc., as Borrower, and JPMorgan Chase Bank, N.A., as Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	HI-TECH PHARMACAL CO., INC.

/s/William Peters
	Name:	William Peters
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.5	Revolving Credit Agreement, dated as of May 27, 2010, between Hi-Tech Pharmacal Co., Inc., as Borrower, and JPMorgan Chase Bank, N.A., as Bank